SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported): September 26, 2013

DISCOVERY ENERGY CORP. f/k/a “Santos Resource Corp.”
(Exact name of registrant as specified in its Charter)

Nevada	000-53520	98-0507846
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway Drive, Suite 1700 Houston, Texas 77056 713-840-6495
(Address and telephone number of principal executive offices, including zip code)

________________________
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2012, Discovery Energy Corp. (the “Company”) executed in favor of Liberty Petroleum Corporation ("Liberty") two promissory notes with an aggregate original principal amount of $650,000, one in the original principal amount of $500,000 originally becoming due on April 26, 2013 (the “Six-Month Note”), and the other in the original principal amount of $150,000 originally becoming due on July 26, 2013 (the “Nine-Month Note”). (The Six-Month Note and the Nine-Month Note are referred to hereinafter collectively as the “Notes.”) The Notes were executed in connection with the formal grant of Petroleum Exploration License (PEL) 512 in the State of South Australia (the “License”), in consideration of Liberty’s agreements to allow the Company to be issued the License instead of Liberty. The Company and Liberty amended each of the Notes at least twice, largely to extend the due date of the payments thereof, which (after the most recent amendments) was September 26, 2013. In addition to the extensions of the due date, (through two partial payments) the outstanding principal on the Six-Month Note was reduced to $375,000.

Effective September 26, 2013, the Company and Liberty agreed to amend each of the Notes and to consolidate the Notes into a new single promissory note (the “Consolidation Note”), which will represent the amended terms, provisions and conditions regarding the amounts owed by the Company to Liberty. A copy of the Consolidation Note is being filed as Exhibit 10.01 hereto. The material terms, provisions and conditions of the Consolidation Note are as follows:

*	The original principal of the Consolidation Note is $542,294.00.

*	The Consolidation Note bears interest at a floating rate equal to the one-month term LIBOR rate, plus an additional 3%.

*	The principal amount of and accrued interest on the Consolidation Note is due and payable in a single balloon payment on or before December 10, 2013 (the “Initial Due Date”); provided, however, that if the Company makes prepayments in the aggregate amount of $250,000 prior to the Initial Due Date, then the due date for the remainder of the principal amount of and accrued interest on the Consolidation Note shall be extended until February 3, 2014.

*	The Consolidation Note is unsecured.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is also incorporated by reference into this Item 2.03 of this Report to the extent necessary.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Title

10.1	Promissory Note dated September 26, 2013 by and between the Company and Liberty in the original principal amount of $542,294.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Energy Corp.,
f/k/a “Santos Resource Corp.”
(Registrant)

Date: October 2, 2013	By:	/s/ Keith J. McKenzie
Keith J. McKenzie,
Chief Executive Officer

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